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                                                                    Exhibit 99.2

           CERTIFICATION OF CHIEF FINANCIAL OFFICER UNDER SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, Gary Blair, hereby certify that the annual report on Form 10-K of the Registrant for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                                    /s/  Gary Blair
                                                    ---------------------
                                                     Gary Blair
                                                    Executive Vice-President
                                                    Chief Financial Officer
                                                     March 27, 2003



     A signed original of this written statement required by Section 905 has been provided to Block Communications, Inc. and will be retained by Block Communications, Inc. and furnished to the Securities and Exchange Commissions or its staff upon request.